UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 20, 2017

The Community Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Maryland	0-18279	52-1652138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3035 Leonardtown Road, Waldorf, Maryland 20601
(Address of Principal Executive Offices) (Zip Code)

301-645-5601
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 20, 2017, The Community Financial Corporation issued a press release announcing its results of operations and financial condition for the fourth quarter and year ended December 31, 2016. A copy of the press release is attached as Exhibit 99.1 to this report and is furnished herewith.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1. Press release dated January 20, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Community Financial Corporation

Date: January 20, 2017	By:	/s/ Todd Capitani
Todd Capitani
CFO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 20, 2017